Note 12 - Debt	12 Months Ended
Jan. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 12 - Debt

On March 7, 2013, we closed a $50.0 million revolving debt facility with a five year term. The facility is comprised of a $48.0 million revolving facility, with drawn amounts to be repaid in equal quarterly installments over a period of five years from the advance date, and a $2.0 million revolving facility, with no fixed repayment date on drawn amounts prior to the end of the term. Borrowings under the debt facility are secured by a first charge over substantially all of our assets. Depending on the type of advance under the available facilities, interest will be charged on advances at a rate of either i) Canada prime rate or US base rate plus 0% to 1.5%; or ii) LIBOR plus 1.5% to 3%. Undrawn amounts are charged a standby fee of between 0.3% and 0.5%. Interest is payable monthly in arrears. Standby fees are payable quarterly in arrears. The debt facility contains certain customary representations, warranties and guarantees, and covenants. As of January 31, 2014, $40.4 million (CAD $45.1 million) has been borrowed under the debt facility. As at January 31, 2014, interest is charged on the borrowed amount at 3.0%. We are in compliance with the covenants of the debt facility as of January 31, 2014. There was no outstanding debt as of January 31, 2013.

Future principal payments for our borrowings at January 31, 2014 were as follows:

Periods Ended January 31,	Total
2015	8,618
2016	8,618
2017	8,618
2018	8,618
2019	5,933
40,405

As at January 31, 2014 we have outstanding letters of credit of approximately $0.5 million (EUR 0.2 million and NOK 2.0 million) related to our leased premises ($0.2 million as at January 31, 2013).